Filed pursuant to Rule 497(e)

Registration Nos. 333-264478; 811-23793

YieldMaxTM Short TSLA Option Income Strategy ETF (CRSH)

YieldMaxTM Short Innovation Option Income Strategy ETF (OARD)

YieldMaxTM Short NVDA Option Income Strategy ETF (DIPS)

YieldMaxTM Short COIN Option Income Strategy ETF (FIAT)

YieldMaxTM Short AAPL Option Income Strategy ETF (ROTN)

(the “Funds”)

listed on NYSE Arca, Inc.

December 17, 2024

Supplement to the Prospectus

dated March 7, 2024, as supplemented

Important Notice Regarding Change in Investment Policy

The purpose of this supplement is to provide notice of the adoption of an 80% policy by each Fund. The policy adopted by each Fund, as set forth herein, will not result in any change in how the Fund is currently managed. In each case, the policy adopted is consistent with the applicable Fund’s current investment objective and principal investment strategies. The adoption of each 80% policy will take effect on or about February 28, 2025.

Each Fund’s 80% policy is as follows:

New 80% Policy
Under normal circumstances, the Fund will invest at least 80% of its net assets, plus borrowings for investment purposes, in securities and financial instruments that provide inverse exposure to the performance of the underlying security referenced in the Fund’s investment objective.

Please retain this Supplement for future reference.